EXHIBIT 99 - Derivative Securities - Brian Ferrand

                    AMENDMENT TO REPORT FOR FEBRUARY 13, 2003
                    -----------------------------------------

FORM 4 (continued)
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Table II -- Derivative Securities Acquired, Disposed of, or Beneficially   Owned
               (e.g.,   puts,  calls, warrants, options, convertible securities)
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


                                                                                                           9.       10.
                                                                                                           Number   Owner-
                                                                                                           of       ship
             2.                                                                                            Deriv-   of
             Conver-                           5.                              7.                          ative    Deriv-   11.
             sion                              Number of                       Title and Amount            Secur-   ative    Nature
             or                                Derivative    6.                of Underlying       8.      ities    Secur-   of
             Exer-                             Securities    Date              Securities          Price   Bene-    ity:     In-
             cise     3.                       Acquired (A)  Exercisable and   (Instr. 3 and 4)    of      ficially Direct   direct
             Price    Trans-   4.              or Disposed   Expiration Date                       Deriv-  Owned    (D) or   Bene-
1.           of       action   Trans-          of (D)        (Month/Day/Year)            Amount    ative   at End   In-      ficial
Title of     Deriv-   Date     action          (Instr. 3,                                or        Secur-  of       direct   Owner
Derivative   ative    (Month  /Code            4 and 5)      Date     Expira-            Number    ity     Year     (I)      -ship
Security     Secur-   Day/     (Instr. 8                     Exer-    tion               of        (Instr.(Instr.   (Instr.  (Instr.
(Instr. 3)   ity      Year)    Code    V      (A)   (D)      cisable  Date     Title     Shares    5)      4)       4)       4)

===================================================================================================================================
Non-qualified $3.68    N/A                                  09/30/99  03/31/04 Common                       3,125     D
stock options                                                (7)               Stock
(Right to Buy)
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Non-qualified $3.68    N/A                                   02/12/02 02/12/11 Common                      18,751     D
stock options                                                (2)               Stock
(Right to Buy)
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Non-qualified $13.528  N/A                                   12/08/02 12/08/11 Common                      18,750    D
stock options                                                (3)               Stock
(Right to Buy)
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Non-qualified $16.99   N/A                                   05/23/03  05/23/12 Common                     10,000    D
stock options                                                (4)                Stock
(Right to Buy)
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Non-qualified $17.32  02/06/03     A          20,000         02/06/04  02/06/13 Common  20,000(6)             20,000    D
stock options                                                (5)                Stock
(Right to Buy)

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

Explanation of Responses:
(1) Represent plan holdings as of 12/31/02 based upon most recent plan statement timely distributed
(2) Become exercisable in equal annual installments of 20% commencing 02/12/02
(3) Become exercisable in equal annual installments of 20% commencing 12/08/02
(4) Become exercisable in equal annual installments of 20% commencing 05/23/03
(5) Become exercisable in equal annual installments of 20% commencing 02/06/04

(6) This amendment is filed to correct the number of options reported as having been granted.


(7) Become exercisable in equal annual installments of 20% commencing 09/30/99

/s/   KENT W. STANGER                            07/03/03
-------------------------------------------      -----------
   Date

      **Signature of Reporting Person
      Kent W. Stanger as Attorney-in-Fact
      pursuant to a Power of Attorney dated
      August 10, 1992, a manually signed
      copy of which is on file with the
      Commission and is incorporated herein
      by reference.

** Intentional misstatements or omissions of facts constitute Federal Criminal Violations.

     See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this form, one of which must be manually signed. If space provided is insufficient, see Instruction 6 for procedure.